Leases (Details) - Schedule of supplemental balance sheet information related to leases $ in Thousands	Dec. 31, 2020 USD ($)
Operating leases:
Operating lease right of use assets	$ 4,158
Current operating lease liabilities	834
Noncurrent operating lease liabilities	2,749
Total operating lease liabilities	$ 3,583
Weighted average remaining lease term (in years):
Operating leases	4 years
Weighted discount rate:
Operating leases	4.75%